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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

                       ______________________________

       Date of report (Date of earliest event reported): July 9, 2003

                           MYSTIC FINANCIAL, INC.
           (Exact name of registrant as specified in its charter)

          Delaware                 000-23533             04-3401049
(State or other jurisdiction      (Commission          (IRS Employer
      of incorporation)           File Number)      Identification No.)

                      60 High Street, Medford, MA 02155
             (Address of principal executive offices)(Zip Code)

     Registrant's telephone number, including area code: (781) 395-2800

                               Not Applicable
        (Former name or former address, if changed since last report)


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Items 1 through 4.  Not applicable.

Item 5.  Other Events

      On July 9, 2003, Mystic Financial, Inc. issued a news release announcing the declaration of a 5% stock dividend with respect to shares of its common stock to shareholders of record as of July 31, 2003. A copy of this news release is attached hereto and filed herewith as Exhibit 99.1.

Item 6.  Not applicable.

Item 7.  Financial Statements and Exhibits

      (a) No financial statements are required to be filed with this report.

      (b) No pro forma financial information is required to be filed with this report.

      (c)   The following exhibits are filed with this Report:

      Exhibit No.    Description
      -----------    -----------

          99.1 Press release issued by Mystic Financial, Inc. on July 9, 2003, announcing 5% stock dividend.

          99.2       Press release issued by Mystic Financial, Inc. on
                     July 23, 2003, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 8.  Not applicable.

Item 9.  Regulation FD

      The following information is furnished under this Item 9 in satisfaction of Item 12, "Disclosure of Results of Operations and Financial Condition."

      On July 23, 2003, Mystic Financial, Inc. announced its earnings for the quarter and year ended June 30, 2003. A copy of the press release dated July 23, 2003, describing the earnings for these periods is attached as
Exhibit 99.2.

Items 10-11.  Not applicable.

Item 12.  Results of Operations and Financial Condition

      See Item 9 per SEC Release 33-8216, March 27, 2003.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       MYSTIC FINANCIAL, INC.

                                       By: /s/ Anthony J. Patti
                                           ----------------------------
                                           Anthony J. Patti
                                           Executive Vice President and
                                           Chief Financial Officer

Date: July 23, 2003


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                                EXHIBIT INDEX

Exhibit              Description
-------              -----------
99.1                 Press Release dated July 9, 2003.
99.2                 Press Release dated July 23, 2003.


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